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EXHIBIT 3.23

CERTIFICATE OF INCORPORATION

of

LAPORTE (UNITED STATES) INC.

ARTICLE FIRST

The name of the corporation (hereinafter called the Corporation) is
LAPORTE (UNITED STATES) Inc.

ARTICLE SECOND

        The address of the registered office of the Corporation in the State of Delaware is 306 South State Street, City of Dover, County of Kent. The name of the registered agent of the Corporation at such address is United States Corporation Company.

ARTICLE THIRD

        The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

ARTICLE FOURTH

        The total number of shares of stock which the Corporation shall have authority to issue is 500 shares of the par value of $1,000 per share. All of such shares shall be of one class and shall be designated "Common Stock".

ARTICLE FIFTH

        The name and mailing address of the incorporator are as follows:

Name	Address
Candace L. Krugman	One Wall Street New York, New York 10005

ARTICLE SIXTH

        The business of the Corporation shall be managed by or under the direction of a board of directors, who may be elected in any manner consistent with the By-laws of the Corporation and with the laws of the State of Delaware. Directors need not be elected by written ballot unless the By-laws so provide.

ARTICLE SEVENTH

        The powers of the incorporator shall terminate upon the filing of the Certificate of Incorporation, and the name and mailing address of the persons who are to serve as directors until the first annual meeting of stockholders and until their successors are elected and qualified are as follows:

Name	Address
David R. Tillinghast	One Wall Street New York, New York 10005
Candace L. Krugman	One Wall Street New York, New York 10005
Lindsay Arthur Logue	411 Hackensack Avenue Hackensack, New Jersey 07601

ARTICLE EIGHTH

        For the management of the business and for the conduct of the affairs of the Corporation, and in further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:

        (a)   The initial number of directors of the Corporation shall be three, but may be changed from time to time in the manner provided in the By-laws of the Corporation.

        (b)   In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors is expressly authorized and empowered to make, alter, amend or repeal the By-laws in any manner not inconsistent with the laws of the State of Delaware or this Certificate of Incorporation, subject to the power of the stockholders of the Corporation having voting power to alter, amend or repeal the By-laws made by the Board of Directors.

        In addition to the powers and authorities herein or by statute expressly conferred upon it, the Board of Directors may exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject nevertheless, to the provisions of the laws of the State of Delaware, of this Certificate of Incorporation, and of the By-laws of the Corporation.

        (c)   Any director or any officer elected or appointed by the stockholders or by the Board of Directors may be removed at any time by a written consent of the stockholders entitled to vote or in such other manner as shall be provided in the By-laws of the Corporation.

        (d)   Any amendment to the Certificate of Incorporation which shall increase or decrease the authorized stock may be adopted by the affirmative vote of the holders of a majority of the outstanding voting stock of the Corporation.

ARTICLE NINTH

        Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof, or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution of or any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors and/or of the stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this

Corporation as a consequence of such compromise or arrangement the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation as the case may be, and also on this Corporation.

ARTICLE TENTH

        The Corporation reserves the right to amend, alter, change, add to or appeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute; and all rights herein conferred are granted subject to this reservation.

        IN WITNESS WHEREOF, the undersigned, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, does make this certificate, hereby declaring and certifying that it is her own act and deed and that the facts herein stated are true, and accordingly has hereunto set her hand this 17th day of September 1979.

/s/ CANDACE L. KRUGMAN Candace L. Krugman

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE (UNITED STATES) INC.

        Laporte (United States) Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

          FIRST: That in lieu of a meeting, the Board of Directors of the Corporation unanimously gave written consent and adopted a resolution declaring it advisable that the Certificate of Incorporation of the Corporation be amended by striking the first sentence of Article Fourth in its entirety and substituting therefore:

            "The total number of shares which the Corporation shall have authority to issue is 2,000 shares of the par value of $1,000 per share."

          SECOND: That in lieu of a meeting and a vote of stockholders, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Laporte (United States) Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 18thday of September, 1980.

LAPORTE (UNITED STATES) INC.
By	/s/ DAVID R. TILLINGHAST David R. Tillinghast President
CORPORATE SEAL
ATTEST:
/s/ CANDACE KRUGMAN BEINECKE Candace Krugman Beinecke Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE (UNITED STATES) INC.

        Laporte (United States) Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

          FIRST: That in lieu of a meeting, the Board of Directors of the Corporation unanimously gave written consent and adopted a resolution declaring it advisable that the Certificate of Incorporation of the Corporation be amended by striking the first sentence of Article Fourth in its entirety and substituting therefore:

            "The total number of shares which the Corporation shall have authority to issue is 20,000 shares of the par value of $1,000 per share."

          SECOND: That in lieu of a meeting and a vote of stockholders, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Laporte (United States) Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 14thday of July, 1983.

LAPORTE (UNITED STATES) INC.
By	/s/ LINDSAY A. LOGUE Lindsay A. Logue President
CORPORATE SEAL
ATTEST:
/s/ CANDACE K. BEINECKE Candace K. Beinecke Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE (UNITED STATES) INC.

        Laporte (United States) Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

        FIRST: That in lieu of a meeting, the Board of Directors of the Corporation unanimously gave written consent and adopted a resolution declaring it advisable that the Certificate of Incorporation of the Corporation be amended by striking the first sentence of Article Fourth in its entirety and substituting therefore:

          "The total number of shares which the Corporation shall have authority to issue is 32,000 shares of the par value of $1,000 per share."

        SECOND: That in lieu of a meeting and a vote of stockholders, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Laporte (United States) Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 18th day of December, 1984.

LAPORTE (UNITED STATES) INC.
By	/s/ MICHAEL M. STARK Michael M. Stark President
CORPORATE SEAL
ATTEST:
/s/ CANDACE K. BEINECKE Candace K. Beinecke Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE (UNITED STATES) INC.

        Laporte (United States) Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

        FIRST: That in lieu of a meeting, the Board of Directors of the Corporation unanimously gave written consent and adopted a resolution declaring it advisable that the Certificate of Incorporation of the Corporation be amended by striking the first sentence of Article Fourth in its entirety and substituting therefor:

          "The total number of shares which the Corporation shall have authority to issue is 100,000 shares of the par value of $1,000 per share."

        SECOND: That in lieu of a meeting and a vote of stockholders, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Laporte (United States) Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 9th day of December, 1985.

LAPORTE (UNITED STATES) INC.
By	/s/ MICHAEL M. STARK Michael M. Stark President
CORPORATE SEAL
ATTEST:
/s/ CANDACE K. BEINECKE Candace K. Beinecke Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE (UNITED STATES) INC.

        Laporte (United States) Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

        FIRST: That in lieu of a meeting, the Board of Directors of the Corporation unanimously gave written consent and adopted a resolution declaring it advisable that the Certificate of Incorporation of the Corporation be amended by deleting Article First in its entirety and substituting therefor:

          "The name of the corporation (hereinafter called the Corporation) is Laporte Inc."

        SECOND: That in lieu of a meeting and a vote of stockholders, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        THIRD: That this Certificate of Amendment of Certificate of Incorporation shall be effective at 9:00 A.M. Eastern Standard Time on January 1, 1986.

        IN WITNESS WHEREOF, Laporte (United States) Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 11th day of December, 1985.

LAPORTE (UNITED STATES) INC.
By	/s/ MICHAEL M. STARK Michael M. Stark President
CORPORATE SEAL
ATTEST:
/s/ CANDACE K. BEINECKE Candace K. Beinecke Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE INC.

        Laporte Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation") does hereby certify:

          FIRST: That the Board of Directors of the Corporation has unanimously adopted a resolution by written consent without a meeting pursuant to Section 141(f) of the General Corporation Law of the State of Delaware declaring it advisable that the Certificate of Incorporation of the Corporation be amended to add to Article ELEVENTH to read as follows:

            "ELEVENTH: To the fullest extent permitted by the Delaware General Corporation Law as the same exists or may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. If the Delaware General Corporation Law is amended after stockholder approval of this provision to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of directors of the Corporation shall be eliminated or limited to the full extent permitted by the Delaware General Corporation Law, as so amended. Any repeal or modification of this Article, or the adoption of any statute which eliminates or reduces the effect of this Article, shall have prospective effect only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal, modification or adoption."

          SECOND: That in lieu of a meeting and a vote of stockholders, the sole stockholder of the Corporation has given written consent to said amendment in accordance with Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, Laporte Inc. has caused this Certificate to be signed and attested by its duly authorized officers, this 1st day of April, 1987.

LAPORTE INC.
By	/s/ MICHAEL A. FEARFIELD Michael A. Fearfield President
ATTEST:
/s/ CANDACE K. BEINECKE Candace K. Beinecke Secretary

CERTIFICATE OF CHANGE OF REGISTERED AGENT

AND

REGISTERED OFFICE

* * * * *

        Laporte Inc.                        , a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

        The present registered agent of the corporation is United States Corporation Company and the present office of the corporation is in the county of Kent, 229 South State Street, Dover, Del. 19901.

        The Board of Directors of                  Laporte Inc.                  adopted the following resolution on the 23rd day of June, 1988.

          Resolved, that the registered office of Laporte Inc.

  in the state of Delaware be and it hereby is changed to Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle, and the authorization of the present registered agent of this corporation be and the same is hereby withdrawn, and THE CORPORATION TRUST COMPANY, shall be and is hereby constituted and appointed the registered agent of this corporation at the address of its registered office.

        IN WITNESS WHEREOF, LAPORTE INC. has caused this statement to be signed by Michael A. Fearfield            , its                  President and attested by Candace K. Beinecke             , its                  Secretary this    13 day of    , 1988.

By	/s/ MICHAEL A. FEARFIELD President
CORPORATE SEAL
ATTEST:
/s/ CANDACE K. BEINECKE Secretary

CERTIFICATE
FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION

        Laporte Inc., a corporation organized under the laws of Delaware, the Certificate of Incorporation of which was filed in the office of the Secretary of State on the 20th day of September, 1979 and thereafter voided for non-payment of taxes, now desiring to procure a revival of its Certificate of Incorporation, hereby certifies as follows:

  1.
  The name of the corporation is Laporte Inc.

  2.
  Its registered office in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle and the name of its registered agent at such address is The Corporation Trust Company.

  3.
  The date when revival of the Certificate of Incorporation of this corporation is to commence is the 28th day of February, 1994, same being prior to the date the Certificate of Incorporation became void. Revival of the Certificate of Incorporation is to be perpetual.

  4.
  This corporation was duly organized under the laws of Delaware and carried on the business authorized by its Certificate of Incorporation until the 1st day of March, 1994, at which time its Certificate of Incorporation became inoperative and void for non-payment of taxes and this Certificate of Renewal and Revival is filed by authority of the duly elected directors of the corporation in accordance with the laws of Delaware.

        IN WITNESS WHEREOF, said Laporte Inc., in compliance with Section 312 of Title 8 of the Delaware Code, has caused this Certificate to be signed by Thomas J. Riordan, its last and acting Vice President and attested by Mary E. Willard, its last and acting Assistant Secretary, this 11th day of Mary, 1994.

LAPORTE INC.
By	/s/ THOMAS J. RIORDAN Thomas J. Riordan Vice President

ATTEST:

By:	/s/ MARY E. WILLARD Mary E. Willard Assistant Secretary

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

LAPORTE INC.

        Laporte Inc. a corporation organized and existing under and by virtue of-the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the Board of Directors of said corporation adopted a resolution proposing and declaring advisable the following amendment to the Certificate of Incorporation of said corporation:

          RESOLVED, that the Certificate of Incorporation of Laporte Inc. be amended by changing Article First thereof so that, as amended, said Article shall be and read as follows:

            The name of the corporation (hereinafter called the Corporation) is Rockwood Specialties Inc.

          SECOND: That in lieu of a meeting and vote of stockholders, the stockholders have given written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

          THIRD: That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

        IN WITNESS WHEREOF, said Laporte Inc. has caused this certificate to be signed by Thomas J. Riordan, its Vice President and Secretary, this 28th day of November, 2000.

LAPORTE INC.
By	/s/ THOMAS J. RIORDAN Thomas J. Riordan, Vice President & Secretary

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  EXHIBIT 3.23
CERTIFICATE OF INCORPORATION of LAPORTE (UNITED STATES) INC.
ARTICLE FIRST
ARTICLE SECOND
ARTICLE THIRD
ARTICLE FOURTH
ARTICLE FIFTH
ARTICLE SIXTH
ARTICLE SEVENTH
ARTICLE EIGHTH
ARTICLE NINTH
ARTICLE TENTH
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE (UNITED STATES) INC.
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE (UNITED STATES) INC.
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE (UNITED STATES) INC.
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE (UNITED STATES) INC.
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE (UNITED STATES) INC.
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE INC.
CERTIFICATE OF CHANGE OF REGISTERED AGENT AND REGISTERED OFFICE
CERTIFICATE FOR RENEWAL AND REVIVAL OF CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION OF LAPORTE INC.